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                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of Report (date of earliest event reported): October 30, 1997





                         CarrAmerica Realty Corporation
                       (formerly Carr Realty Corporation)
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                    1-11706                    52-1796339
----------------------------       -----------                 --------------
(State or other jurisdiction       (Commission                 (IRS Employer
       of incorporation)             File No.)               Identification No.)



              1700 Pennsylvania Avenue, N.W., Washington, DC 20006
                    ---------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 624-7500




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                                    FORM 8-K


ITEM 1.            Changes in Control of Registrant

          Not applicable

ITEM 2.            Acquisition or Disposition of Assets.

          Not applicable.

ITEM 3.            Bankruptcy or Receivership.

          Not applicable.

ITEM 4.            Changes in Registrant's Certifying Accountant.

          Not applicable.

ITEM 5.            Other Events.

          Attached hereto as Exhibit 99.1 are Historical Summaries of Operating Revenue and Expenses with accompanying notes and Independent Auditors' Report for each of the following properties: U.S. West, 2600 W. Olive, Presidential Circle, Cedar Maple Plaza, Bannockburn IV, CM Capital, Sorenson Research Park, Draper Park North, Quorum Place and Tollhill East & West. In accordance with Rule 3-14 of Regulation S-X, financial statements with respect to the listed properties are being filed because the Company has either (a) already acquired the properties and the book value of the properties individually by project or in the aggregate, are significant, or (b) deemed the acquisition to be probable and the book value of the properties, individually or in the aggregate, are significant.

ITEM 6.            Resignations of Registrant's Directors.

          Not applicable.

ITEM 7.            Financial Statements and Exhibits.

          (a)      Financial Statements.

                   Attached hereto as Exhibit 99.1 are the following financial statements:

                   (i) Historical Summaries of Operating Revenue and Expenses for U.S. West for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (ii) Historical Summaries of Operating Revenue and Expenses for 2600 W. Olive for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (iii) Statement of Revenues and Certain Expenses for Presidential Circle for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (iv) Historical Summary of Operating Revenue and Expenses for Cedar Maple Plaza for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (v) Historical Summaries of Operating Revenue and Expenses for Bannockburn IV for the three months ended March 31, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (vi) Historical Summaries of Operating Revenue and Expenses for CM Capital for the six months ended June 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (vii) Historical Summaries of Operating Revenue and Expenses for Sorenson Research Park for the three months ended March 31, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (viii) Historical Summaries of Operating Revenue and Expenses for Draper Park North for the three months ended March 31, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (ix) Historical Summary of Operating Revenue and Expenses for Quorum Place for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report; and

                   (x) Historical Summaries of Operating Revenue and Expenses for Tollhill East & West for the three months ended March 31, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

          (b)      Pro Forma Financial Information .

          None.

          (c)      Exhibits

                   Exhibit
                   Number
                   -------
                   99.1     Financial Statements

                            (i) Historical Summaries of Operating Revenue and Expenses for U.S. West for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                            (ii) Historical Summaries of Operating Revenue and Expenses for 2600 W. Olive for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                            (iii) Statement of Revenues and Certain Expenses for Presidential Circle for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                            (iv) Historical Summary of Operating Revenue and Expenses for Cedar Maple Plaza for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                            (v) Historical Summaries of Operating Revenue and Expenses for Bannockburn IV for the three months ended March 31, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                            (vi) Historical Summaries of Operating Revenue and Expenses for CM Capital for the six months ended June 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                            (vii) Historical Summaries of Operating Revenue and Expenses for Sorenson Research Park for the three months ended March 31, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                            (viii) Historical Summaries of Operating Revenue and Expenses for Draper Park North for the three months ended March 31, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                            (ix) Historical Summary of Operating Revenue and Expenses for Quorum Place for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report; and

                            (x) Historical Summaries of Operating Revenue and Expenses for Tollhill East & West for the three months ended March 31, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

ITEM 8.            Change in Fiscal Year.

           Not applicable.


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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  October 30, 1997



                                              CARRAMERICA REALTY CORPORATION



                                              By: /s/ Brian K. Fields
                                                  -----------------------------
                                                      Brian K. Fields
                                                      Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit
Number
-------
99.1               Financial Statements

                   (i) Historical Summaries of Operating Revenue and Expenses for U.S. West for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (ii) Historical Summaries of Operating Revenue and Expenses for 2600 W. Olive for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (iii) Statement of Revenues and Certain Expenses Statement of Revenues and Certain for Presidential Circle for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (iv) Historical Summary of Operating Revenue and Expenses for Cedar Maple Plaza for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (v) Historical Summaries of Operating Revenue and Expenses for Bannockburn IV for the three months ended March 31, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (vi) Historical Summaries of Operating Revenue and Expenses for CM Capital for the six months ended June 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (vii) Historical Summaries of Operating Revenue and Expenses for Sorenson Research Park for the three months ended March 31, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (viii) Historical Summaries of Operating Revenue and Expenses for Draper Park North for the three months ended March 31, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report;

                   (ix) Historical Summary of Operating Revenue and Expenses for Quorum Place for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report; and

                   (x) Historical Summaries of Operating Revenue and Expenses for Tollhill East & West for the three months ended March 31, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.